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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTIONS 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported)   May 21, 2000
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                         HERBALIFE INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


  State of Nevada                  0-15712                  22-2695420
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    (State of or                (Commission               (I.R.S. Employer
 Other Jurisdiction             File Number)             Identification No.)



       1800 Century Park East
       Los Angeles, California                                 90067
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(Address of Principal Executive Offices)                     (Zip Code)


     Registrant's telephone number, including area code:  (310) 410-9600
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1. Changes in Control of Registrant.

     Mark Hughes, the Registrant's founder, Chief Executive Officer, President, Chairman of the Board and majority stockholder died on May 21, 2000. The Registrant issued a press release regarding the death of Mr. Hughes on May 22, 2000, and an additional press release on the same day regarding the appointment of Mr. Christopher Pair, currently the Registrant's Executive Vice President, Chief Operating Officer and Secretary, as Acting Chief Executive Officer and President. A copy of each press release is attached hereto as Exhibit 99.1 and
Exhibit 99.2, respectively.

     Mr. Hughes, through the Mark Hughes Family Trust (the "Trust"), controlled a majority of both classes of the Registrant's outstanding common stock. The trustees of the Trust (each of whom shall be referred to as a "Co-Trustee" and collectively as the "Co-Trustees") are Messrs. Pair, Conrad Lee Klein and John Reynolds. Mr. Klein is the Executive Vice President, Chief Business Affairs Officer of the Registrant and Mr. Reynolds is the father of Mark Hughes.

     The Trust is a trust organized under the laws of the State of California. Currently, the only trustees of the Trust are the Co-Trustees. The address of the Trust is c/o Herbalife International, Inc., 1800 Century Park East, Century City, CA 90067-1501.

     At the present time, all decisions of the Trust are made by a majority of the three Co-Trustees and no single Co-Trustee has the right, by himself, to take action for the Trust unless authorized to do so by a majority of the three Co-Trustees. Upon the death of Mr. Hughes the Co-Tustees acquired beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of the securities of the Registrant held by the Trust.

     The Trust was established as a revocable trust by Mr. Hughes for estate planning purposes and, accordingly, no consideration was paid by the Trust for the shares of the Registrant's common stock it now holds.

     The Trust beneficially owns 6,395,999 and 11,667,003 shares (including 999,999 and 875,001 options to purchase shares), respectively, of the Registrant's Class A Common Stock and Class B Common Stock, representing 58.13% of the Registrant's Class A Common Stock and 59.75% of the Registrant's Class B Common Stock outstanding as of May 21, 2000. The Class B Common Stock of the Registrant is non-voting, except in limited circumstances.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                    EXHIBITS


Designation         Description                       Method of Filing
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Exhibit 99.1        Press Release                     Filed with this Report
Exhibit 99.2        Press Release                     Filed with this Report




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                                    SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.



                              HERBALIFE INTERNATIONAL, INC.

June 5, 2000                  By: /s/ CHRISTOPHER PAIR
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                                  Christopher Pair
                                  Acting Chief Executive Officer and President; Executive Vice President, Chief
                                  Operating Officer and Secretary




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